UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant        ☒         Filed by a Party other than the Registrant         ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

XAI Floating Rate & Alternative Income Trust
(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

XA Investments / ISS Recommendation LinkedIn Ad Copy

Headline:

XA Investments Upcoming Proxy Vote

Body:

ISS recommends XFLT shareholders vote using the WHITE card to approve the King Street Sub-Adviser.

Vote FOR the proposal ahead of the XFLT Special Meeting of Shareholders on July 30, 2026.

To review fund proxy information, click here: https://xainvestments.com/xflt-proxy/

Need help voting? Contact Okapi Partners LLC, toll-free, at (855) 305-0855.

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Landing Page:

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XA INVESTMENTS

ISS RECOMMENDATION

XFLT Fund Shareholders:

Leading Independent Proxy Advisory Firm ISS Agrees That Shareholders Should Vote **FOR** the King Street Sub-Adviser using the **WHITE** Card.

VOTE